JENNISONDRYDEN OPPORTUNITY FUNDS

JENNISON SELECT GROWTH FUND

Supplement dated June 4, 2008 to the Prospectus dated May 29, 2008

In the section of the Prospectus entitled Fees and Expenses, the Annual Fund Operating Expenses table is hereby deleted and replaced with the following:

Annual Fund Operating Expenses (deducted from Fund assets)	Class A	Class B	Class C	Class L	Class M	Class X	Class Z
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
+ Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.50%	1.00%	1.00%	None
+ Other expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
= Total annual Fund operating expenses	1.81%	2.51%	2.51%	2.01%	2.51%	2.51%	1.51%
- Fee waiver or expense reimbursement	0.10%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
= Net annual fund operating expenses	1.71%	2.46%	2.46%	1.96%	2.46%	2.46%	1.46%

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